SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2010

ROSTOCK VENTURES CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-144944	98-0514250
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3033 Fifth Avenue, Suite 201 San Diego, CA 92103
(Address of principal executive offices)
619-399-3090
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Wade D. Huettel

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.330.1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

By unanimous written consent dated April 14, 2010, the Registrant dismissed Signature Stock Transfer, Inc. as its transfer agent and appointed Action Stock Transfer Corp. as the Registrant's new transfer agent.

Action Stock Transfer Corp.'s contact details are set forth below:

Justeene Blankenship
Action Stock Transfer Corp.
7069 S. Highland Dr., Suite 300
Salt Lake City, UT 84121

(801) 274-1088 office
(801) 274-1099 fax
justblank2000@yahoo.com
www.actionstocktransfer.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 19, 2010	Rostock Ventures Corp.

By: /s/ Luis Carrillo
Luis Carrillo,
President & CEO